GENERATIVE AI ABSCI CORPORATION 2025 ALL RIGHTS RESERVED DRUG CREATION PIPELINE PROGRAM UPDATES MAY 2025

2N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Disclaimers Forward-Looking Statements Certain statements in this presentation that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” “predicts,” “advancing,” “aim,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding our strategy, our expectations regarding the clinical, therapeutic and market potential of product candidates discovered and developed through our platform; the potential advantages of our technology and the assets in our internal pipeline; our ability to achieve catalysts in our preclinical and clinical development programs, such as the initiation of IND-enabling studies and Phase 1 clinical development and the receipt of clinical data; the anticipated timing of such events; the expected evolution of our portfolio over time; guidance regarding cash, cash equivalents and our projected cash runway, our future operations, internal research and technological development activities, estimated speed and cost advantages of leveraging our AI drug creation platform; our expectations regarding the status and progress of our existing partnerships and our plans for potential new partnerships; our expected operational efficiencies, research and technology development collaboration efforts, growth plans, prospects, plans and objectives of management, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the development of our technology as well as the assets in our internal pipeline, our ability to secure milestone payments and royalties, and our ability to effectively conduct research, drug discovery and development activities with respect to our internal programs and to collaborate with our partners or potential partners with respect to their research, drug discovery and development activities; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Market and Statistical Information This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness. Trademark usage This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ), the Unlimit with us mark ( ), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

AI PIPELINE

Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
Therapeutic area/target
Target
Lead ID
Candidate ID
IND-Enabling
Phase 1
INFL. Bowel Disease / TL1A
ABS-101
Androgenic Alopecia / PRLR
ABS-201
Immuno-oncology / Undisclosed
ABS-301
Oncology / HER2
ABS-501
Additional Early Discovery Programs
*or equivalent ex-US filing

KEY HIGHLIGHTS

ABS-101
Ph1 study initiated with interim data readout 2H25. New preclinical data support potentially superior immunogenicity profile.

ABS-201
Category defining PRLR antibody for androgenic alopecia. IND-enabling activities initiated, with potential to be first in U.S market.

ABS-301
Potential first-in-class asset discovered through Absci's reverse immunology platform

ABS-501
Candidate ID phase for novel HER2 program designed using *de novo* AI

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 3

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Phase 1 Program initiated in May 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

IND-enabling activities on-track for PRLR (prolactin receptor) program

Program on track to initiate Ph1 studies in early 2026

Discovery of next assets

ABS-301

Progress of first-in-class asset discovered through Absci's Reverse Immunology Platform

ABS-501

Nomination of a potential best-in-class HER2 asset

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 4

ABS-101 TL1A

Validated mechanism of action in large underserved market

TL1A: DR3 SIGNALING CLINICALLY SHOWN TO INDUCE PRO-INFLAMMATORY RESPONSES[1]


SOLUBLE TL1A
DR3
T-CELL
SIGNALING
INFLAMMATION
SOLUBLE TL1A
DR3
Fibroblast
SIGNALING
FIBROSIS

POTENTIAL RELEVANCE IN WIDE RANGE OF AUTOIMMUNE INDICATIONS


5M Global IBD prevalence[2]
Significant market opportunities beyond IBD
0.8- 3M U.S IBD prevalence[3]
$22B+ Global IBD Market[4]
$4.5B for TL1A

[1] Adapted from Takedatsu 2008 doi: 10.1053/j.gastro.2008.04.037
[2] Wang 2023 http://dx.doi.org/10.1136/bmjopen-2022-065186
[3] Dahlhamer, James M., et al. "Prevalence of inflammatory bowel disease among adults aged≥ 18 years—United States, 2015." Morbidity and mortality weekly report 65.42 (2016): 1166-1169.
[4] Evaluate Pharma Oct 2023.

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ABS-101 TL1A

Potential best-in-class TL1A mAb designed using generative AI


ABS-101 designed to achieve superior therapeutic properties and differentiation over first generation clinical competitors

- Higher affinity and potency
- Bind monomer and trimer TL1A
- High bioavailability
- Expected low immunogenicity
- Favorable developability
- High convenience based on half-life extension and sub-Q dosing

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ABS-101 TL1A

Successful application of AI platform to generate high affinity variants

Epitope bins on TL1A*



ABS-101-A
RVT-3101 #
MK-7240 #

HIGH AFFINITY mAbs WITH PRESERVED CROSS-REACTIVITY



Increasing affinity
Increasing affinity
Human TL1A K_D (nM)
10
100
1000
RVT-3101#
ABS-101-A (DC)
ABS-101-C
ABS-101-B
MK-7240#
1000
100
10
Cyno TL1A K_D (nM)

- Absci AI-designed and optimized leads span multiple unique epitopes on a single TL1A subunit.

*Estimated performance of a putative clinical competition molecule generated for in house comparison

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## ABS-101 TL1A

# AI-designed candidate with high affinity and superior potency

## HIGH AFFINITY mAbs WITH BINDING TO BOTH THE TL1A MONOMER AND TRIMER

AFFINITY BY BIOLAYER INTERFEROMETRY (BLI)



Increasing affinity
ABS-101
TEV-48574#
(Sanofi)
Weak
monomer
binding
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing affinity
Trimer Binding (pM)
1
10
100
1000
No Monomer
Binding
1000
100
10
1
Monomer Binding (pM)

## AI-OPTIMIZED LOW pM AFFINITY TRANSLATES TO SUPERIOR OR EQUIVALENT POTENCY

APOPTOSIS INHIBITION ASSAY IN TF-1 CELLS



IC50 (nM)
12
10
8
6
4
2
0
ABS-101
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing potency

#Estimated performance of a putative clinical competition molecule generated for in house comparison

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 8

9N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Internalization of mAb:TL1A complexes potentially contributes to immune activation and formation of ADA A B S - 1 0 1 T L 1 A | I M M U N O G E N I C I T Y A S S E S S M E N T mAb only ABS-101-A RVT-3101#MK-7240# 10x 10x 10x 10x 10x 10x 63x 63x 63x 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m mAb-TL1A complex m A b : T L 1 C O M P L E X I N T E R N A L I Z A T I O N I N T H P - 1 C E L L S **p<0.001, Mann-Whitney test Reference, doi: 10.1053/j.gastro.2019.08.009 ABS-101 and MK-7240# show reduced TL1A complex internalization versus RVT-3101 # AB S- 10 1 MK - 7 24 0 RV T- 310 1 0 200000 400000 600000 800000 C or re ct ed T ot al C el l Fl uo re sc en ce (C TC F) !"#AB&B '(A)*+& ,-KA/B&B M1 !! !! ABS-101-A MK-7240# RVT-3101# S-10 1-A MK-7 240# RVT-3 10 1# #Estimated performance of a putative clinical competition molecule generated for in house comparison

ABS-101 TL1A | NHP COMPARATIVE PK

NHP Pharmacokinetics & CMC data confirm compelling ABS-101 competitive profile

PK profile of anti-TL1A mAbs



10³
10²
10¹
mAb serum conc (µg/ml)
0
10
20
30
40
50
60
Time (days)
ABS-101 60mg/kg s.c
MK-7240 60mg/kg s.c.
RVT-3101 60mg/kg s.c.

NHP-PK & PRELIMINARY 13-WEEK NHP GLP-TOX

- 2-3x extended half-life in NHPs over clinical competitors to support Q8W-Q12W dosing interval
- ABS-101 shows enhanced biodistribution in NHPs, compared to antibodies in clinical development based on in silico modelling
- High subcutaneous bioavailability in NHPs at ˜80%
- Preliminary 13-week GLP-tox shows no treatment-related adverse findings during in-life phase and necropsy

CMC - HIGH CONCENTRATION FORMULATION

- Optimal developability profile allowed successful development of high-concentration formulation at 200mg/mL suitable for subcutaneous injection

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 10

11N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-101 NHP data confirm sustained prolonged targe engagement versus clinical competitors A B S - 1 0 1 T L 1 A | N H P C O M P A R A T I V E P D ! "! #! A! %! &! '! !(" " "! "!! "!!! )*+, ,- ." L 01 23 4 5 !"#AB&B'B()*+,*'-K/K !"#AB&B'M&)*+,*'-K/K !"#AB&B'M&)*+,*'1K2K !"#AB&B'3&&)*+,*'-K/K 4RSA3B&B'M&')*+,*'-K/K T8AV(:&'M&')*+,*'-K/K Data confirm engagement of soluble TL1A (sTL1A) in non-human primates. A B S - 1 0 1 S H O W S D O S E - D E P E N D E N T A N D S U S T A I N E D T A R G E T E N G A G E M E N T ABS-101's extended half-life translates into sustained target engagement compared to first generation TL1A antibodies at comparable dose and route of administration. Target engagement is dose-dependent with a ceiling effect. Total sTL1A after single dose

ABS-101 TL1A

AI-designed for potentially optimal therapeutic profile

ATTRIBUTE	ABS-101	MK-7240 (MERCK, PROMETHEUS)	RVT-3101 (ROCHE, ROIVANT)	TEV-48574 (SANOFI, TEVA)
High affinity/potency	++	–	+	+
Trimer TL1A binding	++	+	++	++
Monomer TL1A binding	++	+	–	–
Low Immunogenicity potential	+	+	–	NA
Bioavailability/ Biodistribution	++	+	–	NA
Sub-Q injection	+	+	+	–
Q8W to once quarterly dosing	++	–	–	– –

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 12

ABS-101 TL1A

Phase 1 Clinical Trial Initiated in May 2025

DISCOVERY

AI-designed Development Candidate

- ✓ High affinity
- ✓ High potency
- ✓ Long half-life
- ✓ Favorable manufacturability

CMC/PRECLINICAL

IND-enabling studies to evaluate:

- ✓ GMP manufacture of sub-Q formulation at high concentration
- ✓ Favorable PK and long half-life
- ✓ High Bioavailability in NHPs
  - Low ADA
- ✓ 13-week GLP tox: No treatment-related adverse findings during in-life phase and necropsy observed.

MAY 2025

Phase 1 double-blind, placebo-controlled trial initiated in Australia

2H 2025

Phase 1 interim data readout

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 13

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

IND-enabling activities on-track for PRLR (prolactin receptor) program

Program on track to initiate Ph1 studies in early 2026

Discovery of next assets

ABS-301

Progress of first-in-class asset discovered through Absci's Reverse Immunology Platform

ABS-501

Nomination of a potential best-in-class HER2 asset

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 14

ABS-201 has the potential to unlock a wholly new category of therapy in hair "re-growth"

CLINICAL AND COMMERCIAL UNMET NEED

- Significant unmet clinical need for androgenetic alopecia
- Large market: approximately 80 million patients in U.S.; highly motivated patient population

SCIENTIFIC RATIONALE

- Strong target validation (efficacy & safety) for treatment of androgenetic alopecia
- Mode of action conserved across many species
- Supportive pharmacological profile of ABS-201

DEVELOPMENT PATH

- Straightforward clinical development path with potential for early Proof of Concept
- Low competition, potentially first to U.S. market

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 15

ABS-201 PRLR

Underserved patient population looking for therapeutic innovation

~80 MILLION AMERICANS LIVE WITH ANDROGENETIC ALOPECIA





MALE ANDROGENETIC ALOPECIA

- ~50M men in the U.S.
- Only 2 FDA approved therapies

FEMALE ANDROGENETIC ALOPECIA

- ~30M women in the U.S.
- Only 1 FDA approved therapy for women

- **Growing patient population with limited therapeutic options and concerns of adverse side-effects**
- **Last FDA approved therapy for Androgenetic alopecia was in the 1990s**
- **Patients and clinicians need better treatment options for "hair re-growth"**
  - Hair re-growth, not just slowing of hair loss
  - Safe and minimal side effects
  - Durable effect
  - Convenient administration frequency
  - FDA approved

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absci | 16

LACK OF INNOVATION IN THE ANDROGENIC ALOPECIA THERAPEUTIC LANDSCAPE OVER THE PAST 25+ YEARS

LAST FDA APPROVED THERAPY IN 1997

Patients and clinicians need better treatment options for “hair re-growth”

- Hair re-growth, not just slowing of hair loss
- Safe
- Minimal side effects
- Durable effect
- Convenient administration frequency
- FDA approved

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 17

ABS-201 PRLR

Potential best-in-class PRLR antibody for treating androgenic alopecia


AI-designed PRLR program for durable hair regrowth therapy addressing patient population of >80M in the US alone

- High affinity and potency
- Excellent developability profile → high-concentration formulation and great stability
- Anticipated low immunogenicity
- Extended half-life and expected longer dosing intervals
- Clinical development strategy to enable PoC in H2-2026
- Potential to be first to market in the U.S.

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 18

ABS-201 PRLR | PROPOSED DIRECT MODE OF ACTION

PRLR inhibition as a safe innovative alternative to current treatment options

Proposed direct impact of ABS-201 on Hair Cycle Stages



Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out
3-5 months
ABS-201
Catagen
Apoptosis & Regression
2-4 weeks
PRLR
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out
3-5 months

ABS-201 has the potential to:

- Shift the balance in hair cycle stage towards anagen phase[1,2] with:
  - active and new hair growth
  - prevention of telogen effluvium
- Promote a long-lasting effect after treatment cessation
- Restore hair pigmentation[2]

[1] doi: 10.1016/S0002-9440(10)64295-2
[2] doi: 10.2353/ajpath.2006.050468

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absci | 19

ABS-201 PRLR

Prolactin impacts on organ-cultured human hair follicles

Prolactin-drives hair follicle regression in human *ex vivo* culture



Anagen VI
Catagen III
HS
IRS
M
DP
IRS
HS
ORS
MK
DP
Vehicle
400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla (DP)
- Diminishment of the hair matrix volume
- Apparent cessation of pigmentation
- Inhibition of hair shaft elongation

[1]doi: 10.2353/ajpath.2006.050468

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 20

ABS-201 PRLR

PRLR inhibition anticipated to be safe & well tolerated as supported by human genetics

Dominant negative PRLR loss-of-function



I.
II.
III.

Newey & Phil, 2013 NEJM

Compound heterozygous PRLR loss-of-function



I.
II.
III.
NV-P269L
NV-R171Ter
ND
P269L-R171Ter
NV-NV
NV-NV
ND
ND
NV = Nonvariant
ND = Not determined

Kobayashi, 2018 NEJM

Dominant negative PRL loss-of-function



I.
II.
III.
IV.

Moriwaki, 2021 JCEM

Reduced/loss of PRL or PRLR signaling:

- Postpartum agalactia
- Otherwise in good health:
  - No apparent impact on fertility
  - No report on erectile dysfunction in male
  - Normal breast development and menses in females
  - Normal serum electrolytes and hormone levels (except elevated PRL in PRLR mutation carrier)
  - No reported abnormalities of other hypothalamic-pituitary axes

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absci | 21

ABS-201 PRLR

Translational Model validates PRLR Target

TOP HEAD VIEW OF STUMPTAILED MACAQUE'S SHOWING PHENOTYPIC CHANGE OVER TIME


Treatment
Post-treatment
Baseline
12 weeks
28 weeks
6 months
2 years
4 years
Male
Female

40mg/kg s.c. Q2W for 28 weeks

Disclosure from competitor

TREATMENT WITH AN ANTI-PRLR MAB PROMOTES AND SUSTAINS LONG-TERM HAIR GROWTH IN NHP

- Hair density & thickness improved with short treatment duration in primate model of androgenic alopecia
- Hair growth remains several years post cessation
- Hair re-growth observed for both male and female animals

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absci | 22

ABS-201 PRLR | *IN VITRO* PROFILE

# ABS-201 candidates are high affinity and potent binders

## HIGH AFFINITY ANTI-PRLR mAbs WITH CYNO CROSS-REACTIVITY

ABS-201 leads show nM - sub nM affinity to human PRLR


Increasing affinity
10
1
0.1
Human PRLR $K_D$ (nM)
ABS-201
Increasing affinity
0.1
1
10
Cyno PRLR $K_D$ (nM)

## AI-OPTIMIZED HIGH AFFINITY LEADS TRANSLATE TO HIGH CELLULAR POTENCY

PathHunter - *in vitro* PRLR reporter functional assay


Increasing potency
5000
4000
3000
2000
1000
0
Luminescence (AU)
ABS-201
$10^{-3}$
$10^{-2}$
$10^{-1}$
$10^{0}$
$10^{1}$
$10^{2}$
Concentration (nM)

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absci | 23

ABS-201 | *IN VIVO* EFFICACY

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
*
***
***
***
Error bars= SEM
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

Administration: mAbs i.p. biweekly; Minoxidil topical daily

ABS-201 vs minoxidil/untreated/isotype **p<0.05; ***p<0.0001 - 2way ANOVA

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 24

25N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 56 day interim NHP pharmacokinetic data confirms ABS-201 is well positioned for AGA market A B S - 2 0 1 P R L R >3x extended half-life in NHPs compared to HMI-115 High subcutaneous bioavailability in NHPs at >90% In silico prediction of Q8W–Q12W dosing intervals in humans Manufacturability & Developability profile enables future high concentration formulation targeting >150mg/mL N H P - P K 5 6 D A Y R E S U L T S 0 20 40 60 10 2 10 3 10 4 10 5 10 6 10 7 Single Dose Comparative PK Profile in NHPs Time (d) m Ab s er um c on c (n g/ m l) ABS-201 100mg/ kg SC ABS- 201 100mg/ kg IV ABS- 201 300mg/ kg IV HMI-115 300mg/ kg IV Datapoints of animals with positive ADA rates impacting PK were excluded at corresponding timepoints onwards S I N G L E D O S E C O M P A R A T I V E P K P R O F I L E I N N H P s *assumption on HMI-115: 60mg/ml formulation and Q2W or Q4W dosing interval Based on PK/PD modeling, ABS-201 is expected to likely require only 2-3 doses over a 6-month treatment period, compared to HMI-115, which would likely require 6-12+* doses in the same period, assuming the AGA indication is pursued.

BENCH TO BEDSIDE

Straightforward path for ABS-201 clinical development

CLINICAL TRIALS FOR HAIR TREATMENTS ARE STRAIGHTFORWARD

- Ease of patient recruitment
- High level of KOL Interest
- Ability to conduct multi-center trials
- Non-invasive trial conduct



WELL DEFINED ENDPOINTS WITH VALIDATED MEASURES

Primary Endpoints: Quantitative measurements with follicular dermatoscope (trichoscopy)

- Terminal Hair Growth
- Total Hair Count
- Total hair density (per cm2)

Secondary Endpoints:

- Patient Reported Outcomes as measured by validated scales accepted by the FDA (HairDex; Hair Specific Skindex-29 (FPHL); The Men's Hair Growth Questionnaire (MHGQ)); Women's Hair Growth Questionnaire (WHGQ)
- Re-pigmentation


Assessment
Compare
Report
Right Temporal
Center Vertex
Lower Occipital
134
133
166
20
Total
154
141
173
6.7 : 1
16.0 : 1
23.0 : 1
1.4
1.7
1.4
58.4
68.4
68.9
114
83
127
Hide Data

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absci | 26

Leading Scientific Advisory Board of Hair Experts

Over Half a Million alopecia patients treated each year by these KOL practice networks



DR. ANTHONY ROSSI
Memorial Sloan Kettering Cancer Center



DR. KEN WASHENIK
Bosley Medical Group



DR. MARIA K. HORDINSKY
Univ. of Minnesota



DR. DAVID GOLDBERG
Schweiger Dermatology



DOUG CANFIELD
Canfield Scientific



DR. DORIS DAY
Day Dermatology & Aesthetics



DR. MATT L. LEAVITT
Advanced Dermatology and Cosmetic Surgery



DR. MEENA SINGH
Skin and Hair Center



DR. SUZANNE KILMER
Laser & Skin Surgery Center of Northern California



DR. GLYNIS ABLON
Ablon Skin Institute



DR. CHESAHNA KINDRED
Kindred Hair & Skin Center



DR. NEIL S. SADICK
Sadick Dermatology

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 27

INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

IND-enabling activities on-track for PRLR (prolactin receptor) program

Program on track to initiate Ph1 studies in early 2026

Discovery of next assets

ABS-301

Progress of first-in-class asset discovered through Absci's Reverse Immunology Platform

ABS-501

Nomination of a potential best-in-class HER2 asset

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 28

29N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . The presence of TLS is associated with longer progression-free survival and better response to immune checkpoint inhibitors2,3. Rapidly growing evidence illustrates correlation between TLS-derived antibodies in the tumor microenvironment and positive clinical outcomes2. TLS-derived antibodies have been shown to be associated with apoptosis of cancer cells in patients2. Tertiary lymphoid structures (TLS) are centers of immune activity, such as B-cell proliferation and antibody production, that develop in chronically inflamed tissues1. Antibodies from TLS are specialized for local antigens and play a significant role in the progression of chronic diseases and cancer, setting them apart from the general population of antibodies in the peripheral blood2. 100 75 50 25 10 15 20 0 0 5 High Ig Staining Low Ig Staining Pr og re ss io n- fr ee ( % ) Time (months) P= 0.019 Tertiary Lymphoid Structures (TLS): The focus of Absci’s Reverse Immunology approach T A R G E T D I S C O V E R Y 1 doi: 10.3389/fimmu.2018.01952 2 doi: 10.1016/j.immuni.2022.02.001 3 doi: 10.1038/s41586-019-1922-8

ABS-301 | Reverse Immunology platform identifies the antigens targeted by endogenous antibodies produced in tumor lymphoid structures (TLS)



Samples collected from patients with high expression of TLS markers
Immunoglobulin reads from RNAseq data
LIGHT CHAINS
HEAVY CHAINS
Assembled Ig chain sequences
Computationally reconstructed antibodies
Antibody expression
Target identification using high throughput proteomics
Target antigen confirmed through SPR or BLI
Fully human antibody and target antigen identified

Reference, doi: 10.1101/2021.02.06.430058

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31N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . A B S - 3 0 1 r e s c u e s p r o - i n f l a m m a t o r y s i g n a l i n g t h r o u g h i n h i b i t i o n o f i m m u n o s u p p r e s s i v e c y t o k i n e A B S - 3 0 1 | A patient-derived antibody discovered by reverse immunology blocks an immunosuppressive cytokine Restoring signaling by blocking immunosuppressive cytokine which may promote immune-mediated tumor cell killing Target cytokine is suggested to maintain an immunosuppressive environment through signaling inhibition Re ce pt or s ig na llin g (O D 6 20 nm , A U ) ABS-301 Isotype control Isotype control Concentration (M) Immunosuppressive Activator Immune-mediated tumor killing activation Cytokine: T a r g e t b i o l o g y a n d p r o p o s e d A B S - 3 0 1 m e c h a n i s m o f a c t i o n

ABS-301

In vivo Target Validation: Pathway Activation Drives Potent Anti-Tumor Response

TUMOR GROWTH MOUSE MODEL



Parental cell line
Expression of Activator
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
25
Days Post Inoculation

Key Findings:

- Activation of the ABS-301-targeted pro-inflammatory pathway triggers a robust anti-tumor immune response.

Study Overview:

- Mouse melanoma cells were genetically modified to activate the ABS-301-targeted pro-inflammatory pathway via Activator expression.
- Tumor progression was assessed in immunocompetent mice injected with either engineered cells or unmodified parental cells.

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ABS-301

Expression of ABS-301's target suggests broad potential in squamous cell carcinomas



Vulvar Squamous Cell Carcinoma | n = 131
Esophageal Squamous Cell Carcinoma | n = 475
Gastric Cardia Squamous Cell Carcinoma | n = 21
Skin Squamous Cell Carcinoma | n = 175
Bladder Squamous Cell Carcinoma | n = 74
Endometrial Squamous Cell Carcinoma | n = 12
Head and Neck Squamous Cell Carcinoma | n = 2736
Vaginal Squamous Cell Carcinoma, NOS | n = 26
Squamous Cell Carcinoma of the Penis | n = 38
Lung Squamous Cell Carcinoma | n = 3550
Cervical Squamous Cell Carcinoma | n = 510
Anal Canal Squamous Cell Carcinoma | n = 390
Colorectal Squamous Cell Carcinoma | n = 62
Squamous Cell Carcinoma of Unknown Primary | n = 70
Salivary Gland Squamous Cell Carcinoma | n = 40
Thymic Squamous Cell Carcinoma | n = 23
0.0
2.5
5.0
7.5
ABS-301 target expression
log2(TPM+1)

Distribution of ABS-301 target expression across squamous cell carcinoma cohorts.

Values shown are log2(TPM+1) normalized. Multiple biopsies from a patient are included in the analysis.
Source: Tempus

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ABS-301 | Expression in Lung Squamous Cell Carcinoma (LUSC): no change with treatment and strong negative correlation with CD8+ T cell infiltration

Sustained target expression in LUSC



Wilcoxon, p = 0.037
ABS-301 target expression (log2(TPM+1))
0
2
4
6
1.48
1.25
n = 403
n = 135
Pre-treatment
Post-treatment

Source: Tempus

In LUSC, univariate analysis of ABS-301 expression indicate only a minor change in expression between pre- and post-treatment suggesting opportunity for combination therapy.

CD8+ Infiltration negatively correlated with target expression in LUSC



T cell CD8+_CIBERSORT-ABS
T cell regulatory (Tregs)_CIBERSORT
Rho = -0.295
p = 4.88e-11
Rho = -0.023
p = 6.18e-01
ABS-301 expression level (log2 TPM)
0
2
4
6
0.0
0.1
0.2
).000
0.025
0.050
0.075
0.100
Infiltration Level
Infiltration Level

Source: TCGA

ABS-301 target expression shows a strong negative correlation with CD8+ T cell infiltration with a minimal effect on Treg infiltration supporting immunosuppressive activity of target *in vivo*.

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ABS-301 | Broad potential in immuno-oncology

Based on literature and potential competitive molecules, the following indications could be of interest:

Indication		US Prevalence	Estimated 5-year survival rate*	US Sales in 2030
NSCLC		Calculated: ~202K in 2023	28%	$27B
	SCC	30% of NSCLC cases Calculated: **~61K**	24%	**Calculated Sales: $8.1B**
Head and Neck SCC		~54K in 2022	68.5%	**Calculated Sales: $2.3B**
Esophageal Cancer		~21K in 2022	20%	$1.5B
	SCC	~20% of cases Calculated: **~4.2K**		**Calculated Sales: $0.3B**
Cervical Cancer		~14K in 2023		$0.6B
	SCC	90% of cases Calculated: **~13K**	67%	**Calculated Sales: $0.6B**
Skin Cancer, non-melanoma		Incidence = ~3,300K	95-100%	$1.0B
	SSC	Incidence = **~700K**	95%	**Calculated Sales: $0.2B**

*dependent on stage of diagnosis
References provided in appendix

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INTERNAL PIPELINE

Absci's progress in Drug Creation

Continued advancement of lead assets

ABS-101

Continued progress of TL1A asset with FiH in 1H 2025

- New preclinical data supporting superior immunogenicity profile
- Phase 1 Interim data readout in 2H 2025

ABS-201

IND-enabling activities on-track for PRLR (prolactin receptor) program

Program on track to initiate Ph1 studies in early 2026

Discovery of next assets

ABS-301

Progress of first-in-class asset discovered through Absci's Reverse Immunology Platform

ABS-501

Nomination of a potential best-in-class HER2 asset

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ABS-501, HER2 | Deploying *de novo* AI model on HER2 led to discovery of antibodies displaying molecular interactions distinct from trastuzumab

Zero shot *de novo* AI discovery on HER2



Epitope of interest
ai
Hits
Leads

- Hits with edit distance of up to 12 amino acids in HCDR3 region (13 aa, search space of 20^{13}) were screened
- Selected 50 hits with <10 nM affinity were expressed as mAbs for binding affinity determination
- Top 11 antibodies were characterized *in vitro* and 3 leads evaluated *in vivo*

bioRxiv 2023.01.08.523187; doi: https://doi.org/10.1101/2023.01.08.523187

AI-designed antibodies: same epitope, different HER2 contact preferences

Variant #	Edit distance	K_D (nM)	Epitope mapping view	Loop 581-590
Trastuzumab	0	1.07		
1	7	4.16		
3	7	9.75		
4	2	6.66		

- Not critical
- Partial
- Critical

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38N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Luciferase signal driven by NFAT transcription factor positively correlates to ADCC activation against JIMT-1 ABS-501, HER2 | AI-designed antibodies demonstrate measurable enhancement of ADCC activity compared to trastuzumab ADCC assay principle Trastuzumab Variant 1 Variant 3 Variant 4 EC50 (nM) 0.062 0.056 0.028 0.040 R squared 0.93 0.97 0.97 0.95 P value N/A Not significant <0.0001 0.0015 0 .0001 0 .001 0 .01 0 .1 1 10 100 0 2000 4000 6000 A n t ib o d y , [ n M ] Lu m in es ce nc e, A U Trastuzum ab V a r ia n t 1 V a r ia n t 3 V a r ia n t 4 Iso y p e c o n t r o l JIMT-1 Jurkat cell

39N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-501, HER2 | AI-designed antibodies suppress growth of trastuzumab-sensitive & resistant HER2+ breast tumors Partial Critical Not critical Trastuzumab WT Variant 1 Variant 3 Variant 4 Mouse xenograft model using EFM192A (HER2+ BC; Tz sensitive) Mouse xenograft model using JIMT-1 (HER2-amp BC; Tz resistant) Trastuzumab-sensitive EFM192A and MDA-MB-361 tumors respond to both trastuzumab (Tz) & AI-designed antibodies Xenograft studies conducted by Dr. Dennis Slamon’s team at UCLA Isotype control Trastuzumab Variant 1 Variant 3 Variant 4 ! "! #! $! ! #!! %!! &!! D() *+ , -. /0 -1 +, 2/ 3, , $ 4 ! "! #! $! %! &! ! #!! %!! D!! (!! "!!! "#!! )*+ ,- . /0 12 /3 -. 41 5. . $ 6 *** ****** *** *** Mouse xenograft model using MDA-MB-361 (HER2+ BC; Tz sensitive) ! "! #! $! ! #!! %!! &!! D!! "!!! ()* +, - ./ 01 .2 ,- 30 4- - $ 5 *** *** ****** 2-way ANOVA ** P<0.001 and ***P<0.0001 vs isotype control JIMT-1 tumors are trastuzumab resistant but sensitive to variants 3 and 4 **

ABS-501, HER2 | AI-designed antibodies create opportunities to address unmet medical need

Currently exploring breast cancer as opportunity: alternative to or post Enhertu®

- Despite Enhertu's good efficacy, leading oncologists are only moderately satisfied due to toxicity (e.g. interstitial lung disease); less toxic therapy and effective treatment post-Enhertu are key unmet needs.

> *"Post-Enhertu is really where the action is right now in the field. I think the first company that comes up with something that has significant benefit in Enhertu progressive disease is going to win." – KOL*

Multiple paths possible for therapeutic development:

- Modality switch or combination opportunities under consideration to address unmet medical needs


+

Later-line treatment regimens for HER2-positive cancer:
- Monotherapy
- Combination therapy with targeted small molecules



Enhancing efficacy and expanding indications (e.g. Enhertu resistance):
- Antibody-drug conjugates (ADCs)
- Multi-specific antibodies

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Better biologics for patients, faster 41N O N - C O N F I D E N T I A L C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D .